Goodwill and Other Intangible Assets	12 Months Ended
Dec. 29, 2024
Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

(8) Goodwill and Other Intangible Assets

On September 30, 2024, the Company completed the SunPower Acquisition. Goodwill presented on the Company’s consolidated financial statements represents Goodwill recognized from the SunPower Acquisition. The goodwill recognized was assigned to the Residential Solar Installation and New Homes Business reportable segments as $18.3 million and $0.2 million, respectively. The Company performed a qualitative assessment of goodwill and determined that at the acquisition date and the date at which the Company performed an impairment analysis, there were no relevant events or circumstances that would result in the reportable segment being less than its carrying amount. The Company concluded that as of December 29, 2024, there is no impairment.

Other Intangible Assets

The following table represents our other intangible assets with finite useful lives as of December 29, 2024 (in thousands):

	Gross Carrying Amount	Accumulated Amortization	Net Book Value
Trademark - Blue Raven Solar	$8,400	$(210)	$8,190
Trademark - SunPower	5,200	(130)	5,070
Developed technology	4,500	(375)	4,125
Total	$18,100	$(715)	$17,385

Aggregate amortization expense for intangible assets was $0.7 million and zero for the fiscal years ended December 29, 2024, and December 31, 2023, respectively. Amortization expense is recognized in general and administrative expenses in the consolidated statement of operations. No impairment loss was recorded for intangible assets for the fiscal year 2024. The weighted average remaining life of these intangible assets is 8.1 years as of December 29, 2024.

The estimated amortization expense related to intangible assets with finite useful lives is as follows (in thousands):

Fiscal Year	Estimated Amortization Expense
2025	$2,860
2026	2,860
2027	2,485
2028	1,360
2029	1,360
Thereafter	6,460
Total	$17,385